UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

DANDRIT BIOTECH USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Dandrit Biotech A/S Stumpedyssevej 17, 2970 Horsholm, Denmark (Address of principal executive offices)

+1(510) 203-4857

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Introductory Note.

On February 16, 2018, Dandrit Biotech USA, Inc., a Delaware corporation (“DanDrit”) completed its acquisition of Enochian Biopharma, Inc., a Delaware corporation (“Enochian”). As a result of the acquisition, DanDrit owns a perpetual, fully paid up, royalty free, sublicensable, exclusive, license to new technology platforms, including combinatory gene therapy methods (the “Intellectual Property”), for the prevention, treatment, amelioration and therapy of HIV and AIDS in humans (the “Field”), and Enochian is now a wholly owned subsidiary of DanDrit. The stockholders of Enochian received 50% of the post-acquisition outstanding common Stock of DanDrit, among other consideration more fully described below. DanDrit has also submitted an application for listing of its common stock on the Nasdaq Capital Market.

The acquisition was completed pursuant to the Agreement and Plan of Merger dated January 12, 2018 (the “Merger Agreement”) by and among DanDrit, DanDrit Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DanDrit, Enochian and Weird Science LLC, a California limited liability company and the super majority stockholder of Enochian (the “Majority Stockholder”), as previously disclosed in DanDrit’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on January 18, 2018 (the “January Report”). The Merger Agreement is filed as Exhibit 2.1 to the January Report and is incorporated herein by reference. All capitalized terms hereunder which are otherwise not defined shall have the meanings ascribed thereto in the Merger Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 1.02 Termination of a Material Definitive Agreement.

See Item 2.01 below.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As more fully set forth above and in the January Report and the exhibits thereto, including the Merger Agreement, at Closing, DanDrit acquired an exclusive license to the Intellectual Property in the Field and the ownership, subject to a non-exclusive license to the Majority Stockholder, of the rights to a study with syngeneic and humanized mice models related to the Field.

At Closing, following the satisfaction of certain conditions more fully set forth in the January Report, the stockholders of Enochian received as consideration (i) 18,081,962 shares of DanDrit’s common stock, representing 50% of DanDrit’s common stock issued and outstanding, after giving effect to the Private Placements (as defined in Item 3.02 below), the exercise of certain warrants by DanDrit’s stockholders and the common stock issued to Enochian; (ii) satisfaction of certain expenses related to the acquisition; and (iii) forgiveness of $460,690.53 in indebtedness under that certain promissory note (the “Note”) more fully described in, and attached as Exhibit 10.1 to DanDrit’s Current Report on Form 8-K filed with the SEC on July 20, 2017 (the “July Report”). The stockholders of Enochian will also have the right receive pro rata shares of DanDrit’s common stock upon the exercise of any warrants to purchase DanDrit’s common stock that remained outstanding at Closing.

Simultaneously with Closing, Enochian filed its Certificate of Merger in accordance with Section 251(h) of the Delaware General Corporation Law, pursuant to which Enochian, as the surviving corporation, became a wholly owned subsidiary of DanDrit (the “Merger”).

Other than with respect to the Merger Agreement, the Note, the Merger and as otherwise as set forth herein or therein, there is no material relationship between the former stockholders of Enochian and DanDrit or any of its affiliates, or any director or officer of DanDrit, or any associate of any such director or officer.

The foregoing description of the transactions arising out of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the January Report, the July Report and there Exhibits thereto, which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Also simultaneously with Closing, DanDrit completed a private placement to investors in the United States pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and a private placement pursuant to Regulation S under the Securities Act to investors who are not “U.S. persons” as defined thereunder (collectively, the “Private Placements”). DanDrit sold a total of 1,677,130 shares of common stock in the Private Placements at a price of $8.00 per share for aggregate proceeds of $13,417,040.

In connection with the Private Placements, each investor in the United States executed a subscription agreement in the form attached hereto as Exhibit 10.5, and each investor who is not “U.S. person” executed a subscription agreement attached hereto as Exhibit 10.6, both of which are incorporated herein by reference. Each subscription agreement contains customary representations and warranties of DanDrit and of each investor and was contingent on the Merger. The Private Placements were made directly by DanDrit and no underwriter or placement agent was engaged by the DanDrit.

Item 8.01 Other Events.

On February 20, 2018, DanDrit submitted its initial listing application with the Nasdaq Stock Market LLC to have its common stock approved for listing on the Nasdaq Capital Market. There can be no assurance that Nasdaq will approve the initial listing application or that DanDrit’s common stock will be achieve a listing on the Nasdaq Capital Market.

Also, on February 20, 2018, the DanDrit issued a press release announcing the submission of the initial listing application among other things. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The financial statements of Enochian required by Rule 3-05 of Regulation S-X in connection with the Merger will be filed by amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information. The pro forma financial information required by Article 11 of Regulation S-X in connection with the Merger will be filed by amendment to this Current Report on Form 8-K.

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	Location
2.1	Agreement and Plan of Merger	Filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on January 17, 2018
10.1	Form of License Agreement	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 17, 2018
10.2	Form of Investor Rights Agreement	Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on January 17, 2018
10.3	Form of Standstill & Lock-Up Agreement	Filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on January 17, 2018
10.4	Promissory Note dated July 14, 2017	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on July 20, 2017.
10.5	US Subscription Agreement	Filed herewith
10.6	Non-US Subscription Agreement	Filed herewith
99.1	Press Release	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DanDrit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: February 23, 2018	By:	/s/ Eric J. Leire
	Name:	Eric J. Leire
	Title:	Chief Executive Officer